CLASS B COMMON STOCK CLASS B COMMON STOCK MCB CUSIP 60871R 20 9 OPERATOR: DKS SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE JANUARY 3, 2020 REV. 2 This certifies that PROOF OF: MOLSON COORS BEVERAGE COMPANY WO - 19000494 FACE is the owner of FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS B COMMON STOCK (NON-VOTING), $0.01 PAR VALUE PER SHARE, OF Molson Coors Beverage Company, transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: (931) 388-3003 EVE B RA S ABnote North America R G O E COUNTERSIGNED AND REGISTERED: COUNTERSIGNED: O SALES: HOLLY GRONER 931-490-7660 C COMPUTERSHARE TRUST COMPANY, N.A. OR AST TRUST COMPANY (CANADA) C O (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) CO-TRANSFER AGENT M N TRANSFER AGENT AND REGISTRAR MONTREAL, QUEBEC, P O TORONTO, ONTARIO SEAL 711 ARMSTRONG LANE, COLUMBIA, TN 38401 A S L D N Y O E E BY: BY: M LAWAR PRESIDENT SECRETARY AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE P LEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS WITH CHANGES MAKE AND SEND ANOTHER PROOF C OLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-11A MEDIUM ORANGE. CERTIFICATE OF STOCK UNDERTINT PMS 144

MOLSON COORS BEVERAGE COMPANY The corporation will furnish without charge to each stockholder who so requests in writing a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the corporation or the transfer agent. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, A BOND OF INDEMNITY WILL BE REQUIRED AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT— Custodian TEN ENT —as tenants by the entireties (Cust) (Minor) under Uniform Gifts to Minors JT TEN —as joint tenants with right of survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated, X NOTICE: (SIGNATURE) THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR EN- X LARGEMENT OR ANY (SIGNATURE) CHANGE WHATEVER. IN THE UNITED STATES, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. IN CANADA, THE SIGNATURE(S) MUST BE GUARANTEED BY A CANADIAN SCHEDULE 1 CHARTERED BANK, A MAJOR TRUST COMPANY IN CANADA OR A MEMBER OF ONE OF THE RECOGNIZED MEDALLION PROGRAMS — SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), STOCK EXCHANGES MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (MSP). SIGNATURE(S) GUARANTEED BY: ABnote North America PROOF OF: DECEMBER 26, 2019 711 ARMSTRONG LANE, COLUMBIA, TN 38401 MOLSON COORS BEVERAGE COMPANY (931) 388-3003 WO - 19000494 BACK OPERATOR: DKS SALES: HOLLY GRONER 931-490-7660 NEW PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF